EXHIBIT 10.9 REXNORD CORPORATION EXECUTIVE SEVERANCE PLAN Effective May 18, 2016 As amended April 1, 2018 4830-1489-3400.2

Table of Contents Page ARTICLE 1 PURPOSE OF THE PLAN .............................................................................. 1 ARTICLE 2 DEFINITIONS ................................................................................................. 1 2.1 Base Salary............................................................................................................. 1 2.2 Board ...................................................................................................................... 1 2.3 Cause ...................................................................................................................... 1 2.4 CIC Plan ................................................................................................................. 1 2.5 Code ....................................................................................................................... 1 2.6 Company ................................................................................................................ 2 2.7 Disability ................................................................................................................ 2 2.8 Eligible Executive .................................................................................................. 2 2.9 Employer ................................................................................................................ 2 2.10 Executive................................................................................................................ 2 2.11 Plan ........................................................................................................................ 2 2.12 Plan Administrator ................................................................................................. 2 2.13 Qualifying Termination ......................................................................................... 2 2.14 Severance Pay ........................................................................................................ 2 2.15 Subsidized COBRA ............................................................................................... 2 ARTICLE 3 ELIGIBILITY FOR PARTICIPATION .......................................................... 2 ARTICLE 4 BENEFITS ....................................................................................................... 2 4.1 Eligibility for Benefits ........................................................................................... 2 4.2 Severance Payment ................................................................................................ 3 4.3 Subsidized COBRA Coverage ............................................................................... 3 4.4 No Accelerated Vesting ......................................................................................... 3 4.5 Death of Executive ................................................................................................. 3 4.6 Compliance with Code Section 409A .................................................................... 3 4.7 No Duplication of Benefits .................................................................................... 4 ARTICLE 5 CONDITIONS FOR PAYMENT AND RIGHT TO TERMINATE SEVERANCE BENEFITS .............................................................................. 4 5.1 Conditions for Payment of Benefits ....................................................................... 4 5.2 Right to Terminate Severance Benefits ................................................................. 5 5.3 Clawback................................................................................................................ 5 -i- 4830-1489-3400.2

Table of Contents (continued) Page ARTICLE 6 EXECUTIVE COVENANTS .......................................................................... 5 6.1 Reasonableness of Restrictions .............................................................................. 5 6.2 Restricted Services Obligation ............................................................................... 6 6.3 Customer Non-Solicitation .................................................................................... 6 6.4 Non-Solicitation of Employees .............................................................................. 6 6.5 Non-Disparagement ............................................................................................... 6 6.6 Non-Disclosure of Confidential Information ......................................................... 7 6.7 Return of Company Property ................................................................................. 7 6.8 Injunctive Relief..................................................................................................... 7 ARTICLE 7 GENERAL RULES ......................................................................................... 8 7.1 Right to Withhold Taxes ........................................................................................ 8 7.2 Assignment ............................................................................................................ 8 7.3 Unfunded Plan ....................................................................................................... 8 7.4 Code Section 409A ................................................................................................ 8 7.5 Governing Laws; Other Obligations ...................................................................... 8 ARTICLE 8 AMENDMENT AND TERMINATION ......................................................... 9 ARTICLE 9 ADMINISTRATION ....................................................................................... 9 9.1 Powers and Duties.................................................................................................. 9 9.2 Finality of Action ................................................................................................... 9 9.3 Claim Procedure..................................................................................................... 9 -ii- 4830-1489-3400.2

Rexnord Corporation Executive Severance Plan ARTICLE 1 PURPOSE OF THE PLAN The Rexnord Corporation Executive Severance Plan (the “Plan”) outlines certain benefits available to eligible Executives whose employment with the Company is involuntarily terminated under the conditions described below. The purpose of the Plan is to financially assist eligible Executives with their transitions following certain involuntary terminations of employment and to resolve any potential claims arising out of employment, including termination of employment. ARTICLE 2 DEFINITIONS As used in the Plan, the following words and phrases shall have the following respective meanings: 2.1 Base Salary means an Eligible Executive’s annual base salary in effect on the date of his or her Qualifying Termination. 2.2 Board means the Board of Directors of the Company. 2.3 Cause means any of the following: (a) An Executive’s willful and continued failure to perform substantially his or her duties owed to the Employer after a written demand for substantial performance is delivered to the Executive specifically identifying the nature of such unacceptable performance and is not cured by the Executive within a reasonable period, not to exceed 30 days; (b) An Executive is convicted of (or pleads guilty or no contest to) a felony or any crime involving moral turpitude; (c) An Executive has engaged in conduct that constitutes gross misconduct in the performance of his or her employment duties; or (d) An Executive's breach of any representation, warranty or covenant under this Plan, an award agreement or an employment agreement or other agreement or arrangement with an Employer. An act or omission by an Executive shall not be “willful” if conducted in good faith and with the Executive’s reasonable belief that such conduct is in the best interests of the Employer. 2.4 CIC Plan means the Rexnord Corporation Executive Change in Control Plan. 2.5 Code means the Internal Revenue Code of 1986, as amended. 4830-1489-3400.2

2.6 Company means Rexnord Corporation. 2.7 Disability means disability as defined under the Employer's then-current long term disability insurance plan in which the Executive participates. 2.8 Eligible Executive is defined in Section 4.1 of this Plan. 2.9 Employer means Rexnord Corporation or any of its subsidiaries that employs an Eligible Executive on the applicable date. 2.10 Executive means the Company's officers as designated in accordance with Rule 16a-1(f) under the Securities Exchange Act of 1934, members of the Company's Executive Council and any other executive, officer or key employee of an Employer designed by the Chief Executive Officer of the Company as eligible to participate in the Plan. 2.11 Plan means this Rexnord Corporation Executive Severance Plan. 2.12 Plan Administrator means the Compensation Committee of the Board or such other person or committee appointed from time to time by the Plan Administrator to administer the Plan. 2.13 Qualifying Termination means a termination of an Executive's employment with all Employers (i) involuntarily by the Company without Cause (and other than due to his or her death or Disability) and (ii) other than during a Protection Period as defined in the CIC Plan. 2.14 Severance Pay is defined in Section 4.2 of the Plan. 2.15 Subsidized COBRA is defined in Section 4.3 of the Plan. ARTICLE 3 ELIGIBILITY FOR PARTICIPATION All Executives are eligible to participate in the Plan. ARTICLE 4 BENEFITS 4.1 Eligibility for Benefits. An Executive (i) whose employment with the Employer ends due to a Qualifying Termination and (ii) who satisfies the "Conditions for Payment of Benefits" set forth in Article 5 below (an "Eligible Executive") shall be eligible for the benefits described in this Article 4. For avoidance of doubt, an Executive shall not be eligible to receive the benefits under the Plan if the Company, in its sole discretion, determines that the Executive’s employment is terminated due to a resignation or voluntary termination of employment, due to the Executive's death or Disability, for Cause or for any reason other than a Qualifying Termination. 4.2 Severance Payment. An Eligible Executive shall receive severance pay equal to the Eligible Executive's Base Salary ("Severance Pay"). The Severance Pay will be paid in 4830-1489-3400.2 equal bi-weekly payroll installments over a period of 12 months. Each installment payment under this Section 4.2 shall be treated as a separate payment within the meaning of Code Section 409A. 4.3 Subsidized COBRA Coverage. Subject to the Eligible Executive’s continued co- payment of premiums, an Eligible Executive may continue participation for 12 months in the medical, dental and vision benefits under the Company’s health benefits plan which covers the Eligible Executive (and his or her eligible dependents) upon the same terms and conditions (except for the requirement of the Eligible Executive’s continued employment) in effect for active employees of the Employer ("Subsidized COBRA"). In the event the Eligible Executive obtains other employment that offers substantially similar or more favorable medical benefits, such continuation of Subsidized COBRA coverage by the Employer under this subsection shall immediately cease. The continuation of health benefits under this Section shall reduce the period of coverage and count against the Eligible Executive’s right to healthcare continuation benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended. ("COBRA") 4.4 No Accelerated Vesting. All of an Eligible Executive's unvested options and long-term incentive awards granted to the Executive through the date of termination shall vest or be forfeited, and any such vested awards granted as stock options shall be exercisable, in accordance with the terms and conditions set forth in such awards or the plans governing such awards. 4.5 Death of Executive. In the event of an Eligible Executive's death prior to receipt of all Severance Pay, the balance of such benefits shall be paid in a lump sum to the Eligible Executive’s spouse, if any, or if none, to the Eligible Executive's estate. 4.6 Compliance with Code Section 409A. Notwithstanding the foregoing or any provision of the Plan to the contrary, to the extent that the Severance Pay hereunder constitutes a "deferral of compensation" under a "nonqualified deferred compensation plan" under Code Section 409A and regulations thereunder, the following provisions shall apply: (a) If such Severance Pay is payable on account of an Executive’s “involuntary separation from service” as defined in Treasury Regulation Section 1.409A-1(n) (an "Involuntary Separation from Service"), the Executive shall receive such amount of his or her Severance Pay during the 6-month period immediately following the date of termination as equals the lesser of: (x) such Severance Pay amount due Executive under Section 4.2 during such 6-month period or (y) two multiplied by the compensation limit in effect under Section 401(a)(17) of the Code for the calendar year in which the date of termination occurs and as otherwise provided under Treasury Regulation Section 1.409A-1(b)(9)(iii) and shall be entitled to such of his or her Severance Pay benefits as satisfy the exception under Treasury Regulation Section 1.409A-1(b)(9)(v) (the “Limitation Amount”). (b) To the extent that, upon such Involuntary Separation from Service, the amount of Severance Pay that would have been payable to the Executive 4830-1489-3400.2 during the 6-month period following the last day of his or her employment exceeds the Limitation Amount, such excess shall be paid on the first regular bi-weekly payroll date following the expiration of such 6-month period. (c) If the Company reasonably determines that such employment termination is not an Involuntary Separation from Service, all Severance Pay that would have been payable to the Executive under the Plan during the 6- month period immediately following the date of termination, but for such determination, shall be paid on the first regular bi-weekly payroll date immediately following the expiration of such 6-month period following the date of termination. (d) Any Severance Pay payments that are postponed shall accrue interest at an annual rate (compounded monthly) equal to the short-term applicable federal rate (as in effect under Section 1274(d) of the Code on the last day of the Executive’s employment) plus 100 basis points, which interest shall be paid on the first regular bi-weekly payroll date immediately following the expiration of the 6-month period following the date of termination. 4.7 No Duplication of Benefits. Notwithstanding the provisions of Article 4 or any other provision of the Plan to the contrary, any benefits provided under this Plan to an Eligible Executive shall be in lieu of any termination or severance payments or benefits for which such Executive may be eligible under any plan of or agreement or arrangement with an Employer, including but not limited to benefits under the Rexnord LLC Severance Pay Plan. For avoidance of doubt, upon a Qualifying Termination, an Executive shall only be entitled to Severance Pay and Subsidized COBRA under this Plan and shall not be entitled to severance benefits, change in control benefits or subsidized COBRA under another plan of or arrangement with an Employer. ARTICLE 5 CONDITIONS FOR PAYMENT AND RIGHT TO TERMINATE SEVERANCE BENEFITS 5.1 Conditions for Payment of Benefits. An Executive who has a Qualifying Termination will not be eligible for Severance Pay or Subsidized COBRA unless the Company determines that the Executive has satisfied all of the following conditions: (a) Consent to and compliance with the "Executive Covenants" in Article 6 below; (b) Delivery, within 21 days after presentation thereof by the Company to the Executive, to the Company of an executed Agreement and general release (the “General Release”) in the form determined by the Company and which may be revised by the Company in its sole discretion; and (c) Delivery to the Company of a resignation from all offices, directorships and fiduciary positions with the Company, its affiliates and employee benefit plans. 4830-1489-3400.2

Notwithstanding the due date of any benefits or payments under Article 4, any amounts due following a Qualifying Termination under the Plan shall not be payable until after the expiration of any statutory revocation period applicable to the General Release without Executive having revoked such General Release which must occur by the 53rd day after the Executive’s termination of employment (the “Release Condition”) and any such amounts shall commence on the later of the applicable due date or five (5) business days after the Release Condition is satisfied, provided that, if the 60-day period following termination of employment spans two calendar years, then any payments and benefits subject to Code Section 409A shall commence on the later of the applicable due date or on a date during that portion of such 60-day period occurring in the calendar year following the year of termination of employment, provided that the Release Condition is satisfied. 5.2 Right to Terminate Severance Benefits. Notwithstanding anything in this Plan to the contrary, the Company shall have the right to terminate the benefits payable under this Plan at any time in the event that the Company determines that a former Executive receiving benefits under this Plan has breached any of the terms and conditions set forth in any agreement executed by the former Executive as a condition to receiving benefits under the Plan, including, but not limited to, the General Release, or violation of any non-disclosure, non-competition or non- solicitation or provisions contained in such other plans or agreements. 5.3 Clawback. The benefits under this Plan are subject to the terms of the Company's or any other Employer's recoupment, clawback or similar policies as may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of any cash or other property received under this Plan. ARTICLE 6 EXECUTIVE COVENANTS 6.1 Reasonableness of Restrictions. Each Executive shall acknowledge that he or she has had and will continue to have access to Confidential Information (as defined below), that such Confidential Information is of economic value to the Employer, that such Confidential Information would be of value to a competitor of the Employer in competing against the Employer, and that it would be unfair for the Executive to exploit such Confidential Information for the Executive’s personal benefit or for the benefit of a competitor. Each Executive shall further acknowledge that he or she has had and/or will have an opportunity to learn about, and develop relationships with, customers of the Employer and that the Employer have a legitimate interest in protecting relationships with such customers, and that it would be unfair for the Executive to exploit information the Executive has learned about such customers and relationships that the Executive has developed with such customers for the Executive’s personal benefit or for the benefit of a competitor. The Executive further acknowledges that the Employer currently markets and sells products and services to customers throughout the world and that the Executive’s job duties have included and/or will include contact with products that are marketed throughout the United States or, for an Executive employed outside the United States, the country in which the Executive is employed and that the Confidential Information to which the Executive has had and/or and will have access to, and the Executive’s customer knowledge and contacts and relationships, would be of value to a competitor in competing against the Employer 4830-1489-3400.2 anywhere in the country in which the Executive is employed. Accordingly, each Executive shall acknowledge that the protections provided to the Employer in this Article 6 are reasonable and necessary to protect the legitimate interests of the Employer and that abiding by the Executive’s obligations under this Article 6 will not impose an undue hardship on the Executive. 6.2 Restricted Services Obligation. For a period of two years following the end, for whatever reason, of an Executive’s employment with the Employer, the Executive shall agree not to directly or indirectly provide Restricted Services to any Competitor respecting its operations in the country in which the Executive was employed. For purposes of this Section, (i) “Restricted Services” means services of any kind or character comparable to those the Executive provided to the Employer during the one year period preceding the end of the Executive’s employment with the Employer, and (ii) “Competitor” means any business located in the country in which the Executive was employed that is engaged in the development and/or sale of any product line or service offering that is substantially similar (and thus competitive with) to a product line or service offering sold by the Employer for which the Executive had direct managerial responsibility during the last year of the term of the Executive’s employment with the Employer. Notwithstanding the foregoing, this Section 6.2 shall not apply to an Executive whose principal place of employment with an Employer is in the State of California. 6.3 Customer Non-Solicitation. For a period of two years following the end, for whatever reason, of the Executive's employment with the Employer, the Executive shall agree not to directly or indirectly attempt to sell or otherwise provide to any Restricted Customer any goods, products or services of the type or substantially similar to the type sold or otherwise provided by the Employer (and thus competitive with such goods, products or services) for which the Executive was employed during the twelve months prior to termination of the Executive’s employment. For purposes of this Section 6.3, “Restricted Customer” means any individual or entity (i) for whom/which the Employer provided goods, products or services, and (ii) with whom/which the Executive was the primary contact on behalf of the Company during the Executive’s last twelve months of employment or about whom/which the Executive acquired non-public information during the Executive’s last twelve months of employment that would be of benefit to the Executive in selling or attempting to sell such goods, products or services in competition with the Employer. 6.4 Non-Solicitation of Employees. During the term of the Executive’s employment with the Employer and for a period of one year thereafter, the Executive shall agree not to directly or indirectly encourage any employee of the Employer with whom the Executive has worked to terminate his or her employment with the Employer or solicit such an individual for employment outside the Employer in a manner which would end or diminish that employee’s services to the Employer. 6.5 Non-Disparagement. During the term of the Executive’s employment with the Employer and thereafter in perpetuity, the Executive shall not knowingly disparage, criticize, or otherwise make derogatory statements regarding the Employer or any of its affiliates, successors, directors, officers, customers or suppliers. During the term of the Executive’s employment with the Employer and thereafter in perpetuity, none of the Company, Rexnord LLC, or any other Employer nor any of their respective officers shall knowingly disparage, criticize, or otherwise make derogatory statements regarding the Executive. The restrictions of this Section 6.5 shall 4830-1489-3400.2 not apply to any statements that are made truthfully in response to a subpoena or other compulsory legal process. 6.6 Non-Disclosure of Confidential Information. (a) The Executive shall maintain in confidence and shall not directly, indirectly or otherwise, use, disseminate, disclose, publish or otherwise misappropriate, or use for the Executive’s benefit or the benefit of any Person, or deliver to any Person any Confidential Information (as defined herein) or trade secrets of the Company. "Confidential Information" means any document, record, notebook, computer program or similar repository of or containing, any confidential or proprietary information of or relating to the Employer, including, without limitation, information with respect to the Employer’s operations, processes, products, inventions, business practices, finances, principals, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, compensation paid to employees or other terms of employment. Confidential Information shall be defined to exclude information which is or becomes public knowledge through no fault of the Executive, or which was known to the Executive before the start of the Executive’s earliest relationship with the Employer, or which is otherwise not subject to protection under applicable law. The Executive’s obligations under this Section 6.6 shall apply for so long as the Executive continues in the employment of the Employer and for two years following the termination of such employment, for whatever reason, as to any Confidential Information that does not constitute a trade secret under applicable law. As to any Confidential Information that does constitute a trade secret under applicable law, the Executive shall agree that the Executive's obligations under this Section 6.6 shall apply for so long as the item qualifies as a trade secret. (b) The Executive is advised that he or she may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and provided that such disclosure is solely for the purpose of reporting or investigating a suspected violation of the law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, provided that such filing is made under seal. Additionally, in the event the Executive files a lawsuit against the Employer for retaliation by the Employer against the Executive for reporting a suspected violation of law, the Executive has the right to provide trade secret information to the Executive's attorney and use the trade secret information in the court proceeding, although the Executive must file any document containing the trade secret under seal and may do not disclose the trade secret, except pursuant to court order. 6.7 Return of Company Property. All correspondence, drawings, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, or any other documents concerning the Employer’s customers, business plans, marketing strategies, products or processes, whether confidential or not, is the property of the Company (the “Company 4830-1489-3400.2

Property”). Accordingly, upon the Executive’s Termination of Employment for any reason, the Executive shall promptly deliver to the Company all such Company Property, including any and all copies of any such Company Property, and shall not make any notes of or relating to any information contained in any such Company Property. The Executive may respond to a lawful and valid subpoena or other legal process but shall give the Company the earliest possible notice thereof, shall, as much in advance of the return date as possible, make available to the Company and its counsel the documents and other information sought and shall assist such counsel in resisting or otherwise responding to such process. 6.8 Injunctive Relief. The Executive shall acknowledge that a breach of the covenants contained in this Article 6 will cause irreparable damage to the Company and its goodwill, the exact amount of which will be difficult or impossible to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Executive shall agree that, in the event of an actual or threatened breach of any of the covenants contained in this Article 6, in addition to any other remedy which may be available at law or in equity, the Company shall be entitled to specific performance and injunctive relief. The Company acknowledges that a breach of the Company’s covenant contained in Section 6.5 will cause irreparable damage to the Executive, the exact amount of which will be difficult or impossible to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, the Company agrees that, in the event of an actual or threatened breach of the Company’s covenant contained in Section 6.5, in addition to any other remedy which may be available at law or in equity, the Executive shall be entitled to specific performance and injunctive relief. ARTICLE 7 GENERAL RULES 7.1 Right to Withhold Taxes. The Employer shall withhold such amounts from payments under the Plan as it determines necessary to fulfill any country, federal, state, or local wage or compensation withholding requirements. 7.2 Assignment. Benefits under the Plan may not be assigned. 7.3 Unfunded Plan. The Employer will make all payments under the Plan, and pay all expenses of the Plan, from its general assets. Nothing contained in the Plan shall give any eligible Executive any right, title or interest in any property of the Employer. 7.4 Code Section 409A. It is intended that any amounts payable under the Plan shall comply with the provisions of Code Section 409A and the Treasury Regulations relating thereto so as not to subject an Executive to the payment of interest and tax penalty which may be imposed under Code Section 409A. In furtherance of this interest, anything to the contrary herein notwithstanding, no amounts shall be payable to an Eligible Executive before such time as such payment fully complies with the provisions of Code Section 409A and, to the extent that any regulations or other guidance issued under Code Section 409A after the date of this Agreement would result in the Executive being subject to payment of interest and tax penalty under Code Section 409A, the parties agree to amend this Agreement in order to bring this Agreement into compliance with Code Section 409A. In addition, solely for purposes of compliance with Code Section 409A, Qualifying Termination shall not be deemed to have occurred for purposes of the 4830-1489-3400.2

Plan unless such termination is also a separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h) (applying the 20% default post-separation limit thereunder)) as an employee and references to a “termination” or “termination of employment” shall mean separation from service as an employee. 7.5 Governing Laws; Other Obligations. The provisions of the Plan shall be construed, administered and enforced in accordance with the laws of the State of Wisconsin and any applicable federal laws. The obligations and restrictions set forth in this Plan are in addition to and not in lieu of any obligations or restrictions imposed upon Executive under any other agreement or any other law or statute including, but not limited to, any obligations Executive may owe under any law governing trade secrets, any common law duty of loyalty, or any fiduciary duty. No time or geographic restriction provided above shall affect the availability or scope of protection afforded to the Compay's trade secrets. 4830-1489-3400.2

ARTICLE 8 AMENDMENT AND TERMINATION The Compensation Committee may modify, amend, or terminate the Plan at any time without prior notice, and the Company's Chief Executive Officer or Chief Human Resources Officer may also amend or modify the plan to reflect administrative or other changes that do not have a material effect on the amount of benefits provided under the Plan. However, the Company will pay or continue to pay benefits in accordance with the provisions of the Plan to the Executives whose employment is terminated prior to any modification, amendment or termination of the Plan. ARTICLE 9 ADMINISTRATION 9.1 Powers and Duties. The Plan Administrator shall have sole authority and discretion to administer and construe the terms of the Plan, subject to applicable requirements of law. Without limiting the foregoing, the Plan Administrator shall have power to: (a) Provide rules and regulations for the administration of the Plan and, from time to time, to amend or supplement such rules and regulations; (b) Construe the Plan, which construction shall be final and binding; (c) Correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to effect the purpose of the Plan; and (d) Delegate to such other parties as are appropriate all or any part of the responsibilities specifically required of the Plan Administrator under the terms of the Plan. No benefits shall be paid under the Plan unless the Plan Administrator, in its sole discretion, determines that an Eligible Executive is entitled to such benefits. 9.2 Finality of Action. Except as provided in Section 9.3, the acts and determinations of the Compensation Committee and Company within the powers conferred by the Plan shall be final and conclusive for all purposes of the Plan. 9.3 Claim Procedure. An Executive who believes that he or she is entitled to benefits under the Plan in an amount greater than what the Executive is receiving or has received may file a claim within 12 months of his or her termination of employment for such benefits by writing directly to the corporate offices of the Company, located in Milwaukee, Wisconsin. Such claims shall be referred to a person designated by the Company, who shall prepare an appropriate written response. Every claim that is filed timely shall be answered in writing stating whether the claim is granted or denied. If the claim is denied, the reasons for denial and reference to the relevant plan provisions shall be set forth in a written notice to the claimant. Such notice shall also describe 4830-1489-3400.2 information necessary for the claimant to perfect an appeal and include an explanation of the Plan’s claim appeal procedure. Within 90 days of notice that a claim is denied, the claimant may file a written appeal to the Company, including any comments, statements or documents the claimant may wish to provide. Appeals shall be considered by the Compensation Committee or a committee of not less than three persons designated by the Compensation Committee, none of whom shall be the person who responded to the initial claim. In the event the claim is denied upon appeal, the Compensation Committee or its designee shall set forth in writing the reasons for denial and the relevant provisions of the Plan. The Company shall comply with any reasonable written request from a claimant for documents or information relevant to this claim prior to the filing of an appeal. * * * 4830-1489-3400.2